                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                ---------------

                                    FORM 8-K

                                ---------------

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): MAY 5, 2003





                              SABINE ROYALTY TRUST
             (Exact name of Registrant as specified in its charter)


          DELAWARE                    1-8424                     76-6297143
(State or other jurisdiction of     (Commission               (I.R.S. Employer
 incorporation or organization)     File Number)             Identification No.)




            TRUST DIVISION
          ROYALTY TRUST GROUP                                      75202
         BANK OF AMERICA, N.A.                                   (Zip Code)
      901 MAIN STREET, 17TH FLOOR
             DALLAS, TEXAS
(Address of principal executive offices)



       Registrant's Telephone Number, including area code: (214) 209-2400


                                 NOT APPLICABLE
              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         c. Exhibits

            99.1   Press Release dated May 5, 2003.


ITEM 9.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         This Report on Form 8-K is being furnished pursuant to Item 12, Results of Operations and Financial Condition, but is furnished under Item 9 pursuant to the Commission's instructions issued in Exchange Commission Release No. 34-47583. The information furnished is not deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

      On May 5, 2003, the Registrant issued a press release announcing its quarterly cash distribution to unitholders of record on May 15, 2003. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            SABINE ROYALTY TRUST

                                            By:   BANK OF AMERICA, N.A., TRUSTEE


                                                  By: /s/ RON E. HOOPER
                                                      --------------------------
                                                            RON E. HOOPER
                                                      Senior Vice President and
                                                            Administrator

Date:    May 7, 2003

                                  EXHIBIT INDEX

         Exhibit
         Number            Description
         -------           -----------
         99.1              Press Release dated May 5, 2003.